UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 3, 2004
                Date of Report (Date of earliest event reported)

                        GREEN MOUNTAIN POWER CORPORATION
             (Exact name of registrant as specified in its charter)


                                     VERMONT
                 (State of other jurisdiction of incorporation)


     1-8291     03-0127430
     (Commission File Number)          (IRS Employer Identification Number)


                                 163 ACORN  LANE
                              COLCHESTER, VT 05446
              (Address and zip code of principal executive offices)

                                 (802) 864-5731
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
----     -----------------------------------------------------------------------
Exchange  Act  (17  CFR  240.13e-4(c))
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ITEM  8.01.  OTHER  EVENTS

     On November 3, 2004, Standard and Poor's Ratings Services issued a press release announcing that it had raised the corporate credit rating of Green Mountain Power Corporation (the "Company") to BBB. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM  9.01  FINANCIAL  STATEMENTS,  PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
(c) Exhibit 99.1 Standard and Poor's Ratings Services Press Release Announcing the corporate credit rating for the Company was raised to BBB, furnished pursuant to Item 8.01.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                              Registrant
DATED:  November  5,  2004     By:Robert  J.  Griffin
                               ----------------------
Robert  J.  Griffin,  CHIEF  FINANCIAL  OFFICER,  VICE  PRESIDENT  AND TREASURER